EXHIBIT 10.17

Execution Version

SECOND AMENDING AGREEMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

dated as of December 14, 2017

ALTALINK, L.P.
as Borrower
- and -
ALTALINK MANAGEMENT LTD.
as General Partner
- and -
THE BANK OF NOVA SCOTIA
as Agent of the Lenders, and as Lender

SECOND AMENDING AGREEMENT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 14, 2017 among AltaLink, L.P., as Borrower, AltaLink Management Ltd., as General Partner, The Bank of Nova Scotia as Agent of the Lenders (the “Agent”) and as a lender and all other lenders which become party thereto.

RECITALS
WHEREAS AltaLink Management Ltd., in its capacity as general partner of AltaLink, L.P., as Borrower, the Agent and the other parties hereto are parties to a Third Amended and Restated Credit Agreement made as of December 17, 2015 as amended by a First Amending Agreement dated as of December 15, 2016 (the “Credit Agreement”);
AND WHEREAS the Borrower, the General Partner, the Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement in the manner and on the terms and conditions provided for herein.
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS
1.1    Definitions
All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

ARTICLE 2
AMENDMENTS
2.1    Amendments to Credit Agreement
The Credit Agreement is hereby amended as follows:
(a)    The definition of “Maturity Date” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to “December 14, 2018” and replacing it with “December 13, 2019”; and
(b)    The definition of “Revolving Period” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to “December 14, 2017” and replacing it with “December 13, 2018”.

ARTICLE 3
CONDITIONS PRECEDENT
3.1    Conditions Precedent
This Amending Agreement shall become effective if and when:
(a)    the Agent shall have received this Amending Agreement duly executed and delivered by the Agent, the Lenders, the Borrower and the General Partner;
(b)    no Event of Default shall have occurred and be continuing; and
(c)    the Borrower shall have paid all fees and expenses in connection with this Amending Agreement including an extension fee of Cdn.$30,000 payable to the Agent.
The conditions set forth above are inserted for the sole benefit of the Lenders and may be waived by the Lenders in whole or in part, with or without terms or conditions.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES
4.1    Representations and Warranties True and Correct; No Default or Event of Default
The Borrower and General Partner each hereby represents and warrants to the Agent and the Lenders that after giving effect to this Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Credit Agreement and each of the other Credit Documents is true and correct on, and as of the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement) and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.

ARTICLE 5
MISCELLANEOUS
5.1    No Other Amendments, Waivers or Consents
Except as expressly set forth herein, the Credit Agreement and all Credit Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. The execution, delivery and effectiveness of the waiver and amendments in this Amending Agreement shall not be deemed to be a waiver of compliance in the future or a waiver of any preceding or succeeding breach of any covenant or provision of the Credit Agreement.
5.2    Time
Time is of the essence in the performance of the parties’ respective obligations in this Amending Agreement.

5.3    Governing Law
This Amending Agreement is a contract made under and shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.
5.4    Successors and Assigns
This Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and any assigns, transferees and endorsees of the Agent or any Lender. Nothing in this Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Amending Agreement.
5.5    Counterparts
This Amending Agreement may be executed by the parties hereto in counterparts and may be executed and delivered by facsimile or other electronic means and all such counterparts and facsimiles shall together constitute one and the same agreement.
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IN WITNESS OF WHICH the parties hereto have duly executed this Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK MANAGEMENT LTD., in its capacity as General Partner of ALTALINK, L.P.
By:	/s/ Chris Lomore
Name: Chris Lomore
Title: V.P. Treasurer

By:	/s/ David Koch
Name: David Koch
Title: Executive Vice President & CFO

ALTALINK MANAGEMENT LTD.
By:	/s/ Chris Lomore
Name: Chris Lomore
Title: V.P. Treasurer

By:	/s/ David Koch
Name: David Koch
Title: Executive Vice President & CFO

AltaLink (Bilateral) – Second Amending Agreement to Third Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, as Agent
By:	/s/ Clement Yu
Name: Clement Yu
Title: Director

By:	/s/ Ryan Moonilal
Name: Ryan Moonilal
Title: Analyst

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Bradley Walker
Name: Bradley Walker
Title: Director

By:	/s/ Mathieu Leroux
Name: Mathieu Leroux
Title: Associate Director

AltaLink (Bilateral) – Second Amending Agreement to Third Amended and Restated Credit Agreement